Exhibit 99.2 PHX MINERALS Investor Presentation August 2022

Cautionary Statement Regarding Forward-Looking Statements This presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of PHX Minerals Inc. (“PHX” or the “Company”). No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. Cautionary Statement Regarding Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that PHX Minerals Inc. (“PHX” or the “Company”) expects, believes or anticipates will or may occur in the future are forward looking statements. The words “anticipates”, “plans”, “estimates”, “believes”, “expects”, “intends”, “will”, “should”, “may” and similar expressions may be used to identify forward-looking statements. Forward-looking statements may include, but are not limited to, statements relating to: our ability to execute our business strategies; the volatility of realized natural gas and oil prices; the level of production on our properties; estimates of quantities of natural gas, oil and NGL reserves and their values; general economic or industry conditions; legislation or regulatory requirements; conditions of the securities markets; our ability to raise capital; changes in accounting principles, policies or guidelines; financial or political instability; acts of war or terrorism; title defects in the properties in which we invest; and other economic, competitive, governmental, regulatory or technical factors affecting our properties, operations or prices. Although the Company believes the expectations reflected in these and other forward-looking statements are reasonable, the Company can give no assurance such statements will prove to be correct. Such forward-looking statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. These forward-looking statements involve certain risks and uncertainties that could cause the results to differ materially from those expected by the Company’s management. Information concerning these risks and other factors can be found in the Company’s filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, available on the Company's website or the SEC’s website at www.sec.gov. Readers are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. The forward-looking statements in this presentation are made as of the date hereof, and the Company does not undertake any obligation to update the forward-looking statements as a result of new information, future events or otherwise. Use of Non-GAAP Financial Information This presentation includes certain non-GAAP financial measures. Adjusted EBITDA and discretionary cash flow are supplemental non-GAAP measures that are used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. PHX defines “adjusted EBITDA” as earnings before interest, taxes, depreciation and amortization, or EBITDA, excluding unrealized gains (losses) on derivatives and gains (losses) on asset sales and including cash receipts from (payments on) off-market derivatives and restricted stock and deferred directors’ expense. PHX defines “discretionary cash flow” as Adjusted EBITDA minus interest expense plus gain on sale. PHX references Adjusted EBITDA and discretionary cash flow in this presentation because it recognizes that certain investors consider Adjusted EBITDA and discretionary cash flow useful means of measuring our ability to meet our debt service obligations and evaluating our financial performance. Adjusted EBITDA and discretionary cash flow have limitations and should not be considered in isolation or as a substitute for net income, operating income, cash flow from operations or other consolidated income or cash flow data prepared in accordance with GAAP. Because not all companies use identical calculations, the Company’s calculations of Adjusted EBITDA or discretionary cash flow may not be comparable to similarly titled measures of other companies. Oil and Gas Reserves The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, and certain probable and possible reserves that meet the SEC’s definitions for such terms. The Company discloses only estimated proved reserves in its filings with the SEC. The Company’s estimated proved reserves as of September 30, 2020, referenced in this presentation were prepared by DeGolyer and MacNaughton, an independent engineering firm, and comply with definitions promulgated by the SEC. Additional information on the Company’s estimated proved reserves is contained in the Company’s filings with the SEC. PHX MINERALS 2

Investment Considerations Strategy of growth via accretive mineral acquisitions Growth underpinned by complete technical evaluation Attractive valuation relative to mineral focused peer group Highly fragmented mineral ownership Seasoned management and technical team ▪ Actively pursue high-quality positions in the highly fragmented minerals space ▪ Minimal incremental G&A required to meaningfully scale ▪ Acquisitions underpinned by technical expertise, engineering, and geology ▪ Target geologic / economic attributes that will attract development capital ▪ Attractive EBITDA and cash flow multiples ▪ Strong free cash flow yield ▪ Low leverage ▪ Ample supply of private minerals assets seeking monetization ▪ Limited capital market options for sellers seeking an exit ▪ Management and Board have extensive experience and relationships throughout the MidContinent ▪ Proven track record of creating value through technically driven analysis PHX MINERALS 3

Company Overview Key Statistics Net Leased Royalty Acres1 85,025 Average Net Interest on Producing Royalty Interest Wells 0.63% 3Q22 Net Production (MMcfe/d)1 26.7 3Q22 Adjusted EBITDA ($mm)2 $7.2 Gross Royalty Wells on Production1 5,682 Gross Royalty WIPs1 155 Gross Royalty Active Permits1 65 Gross Royalty Additional Undrilled Locations3 2,496 Gross Rigs Running on PHX acreage4 25 Gross Rigs Running Within 2.5 miles of PHX acreage4 96 Royalty Interest Production Growth [BAR CHART] [BAR CHART] [BAR CHART] Reserve Summary5,6 3Q22 Production (MMcfe/d)1 Source: Company information and Enverus 1 As of 6/30/2022 2 See Slide 21 for non-GAAP reconciliation 3 PROB and POSS inventory based on CGA MY22 report proforma acquisitions and divestitures completed through 6/30/20222 4 Provided by Enverus as of 6/30/2022 5 3P Reserves per 6/30/2022 CGA MY22 report, proforma acquisitions and divestitures completed through 6/30/2022, using a 6/30/2022 effective date and 7/18/2022 STRIP price of WTI/HH 2022: $96.76/$7.44, 2023: $84.69/$5.50, 2024: $78.15/$4.68, 2025: $73.94/$4.44, 2026: $71.17/$4.30, 2027: $69.31/$4.20, 2028: $68.04/$4.24, 2029: $67.10/$4.29, 2030: $66.69/$4.39, 2031: $66.97/$4.50, 2032: $67.25/$4.63, 2033+: $67.58/$4.76. 6 PUDs in the PHX reserve report are Permits, WIPs or DUCs. Probables share all technical merits of PUDs but development timing is uncertain. PHX Probables may be PUDs in their respective operator’s reserve report. PHX MINERALS 4

Focused in SCOOP and Haynesville - PHX LEASED MINERALS - PHX OWNERSHIP COUNTIES Top Operators of PHX Minerals1 Ovintiv Continental RESOURCES AETHON TRINITY OPERATING Mineral position in the SCOOP and Haynesville will drive near term growth Source: Company information and Enverus 1 As of 6/30/2022, as determined by Wells in Progress & Permits PHX MINERALS 5

Reserves Value Summary

Reserve Category	PV-10 Value ($mm) SEC[1]	Strip[2]	$100 / $6.00[3]
PDP	$168.1	148.5	$196.2
PUD[4]	23.5	34.1	41.5
Total Proved Reserves	**$191.6**	**$182.6**	**$237.7**
Probable[4,5]	220.0	172.3	242.7
Possible[5]	31.2	25.4	35.4
Total 3P Reserves	**$442.7**	**$380.3**	**$515.8**
Proved PV-10 Per Share[6]	**$4.61**	**$4.36**	**$5.92**
2P PV-10 Per Share[6]	**$10.83**	**$9.23**	**$12.77**
3P PV-10 Per Share[6]	**$11.71**	**$9.94**	**$13.77**

SEC Pricing[1]



9%
7%
39%
$443
45%

Strip Pricing[2]



9%
7%
39%
$380
45%

$100/$6.00 Flat Pricing[3]



8%
7%
38%
$516
47%

■ PDP ■ PUD ■ Probable ■ Possible

PHX MINERALS

[1] 3P Reserves per 6/30/2022 CGA MY22 report, proforma acquisitions and divestitures completed through 6/30/2022, using a 6/30/2022 effective date and 6/30/2022 SEC price deck of $85.51 per bbl of oil, $35.80 per bbl of NGL, $5.33 per mcf of gas (proved volume weighted average price)
[2] 3P Reserves per 6/30/2022 CGA MY22 report, proforma acquisitions and divestitures completed through 6/30/2022, using a 6/30/2022 effective date and 7/18/2022 STRIP price of WTI/HH 2022: $96.76/$7.44, 2023: $84.69/$5.50, 2024: $78.15/$4.68, 2025: $73.94/$4.44, 2026: $71.17/$4.30, 2027: $69.31/$4.20, 2028: $68.04/$4.24, 2029: $67.10/$4.29, 2030: $66.69/$4.39, 2031: $66.97/$4.50, 2032: $67.25/$4.63, 2033+: $67.58/$4.76.
[3] 3P Reserves per 6/30/2022 CGA MY22 report, proforma acquisitions and divestitures completed through 6/30/2022, using a 6/30/2022 effective date and Flat price deck of $100.00 WTI /$6.00 HH
[4] PUDs in the PHX reserve report are Permits, WIPs or DUCs. Probables share all technical merits of PUDs but development timing is uncertain. PHX Probables may be PUDs in their respective operator's reserve report.
[5] Scheduled out approximately 10 years for Probables and 15 years for Possibles
[6] PV-10 less net debt of $28.3 MM as of 6/30/2022 divided by total shares outstanding as of 6/30/2022

6

Royalty Interest Inventory by Basin Undeveloped Locations Gross Sub-region PDP Wells Average NRI1 Wells In Progress1 Average NRI2 Permits1 Average NRI2 PROB3 POSS Contingent SCOOP 1,008 0.40% 46 0.37% 20 0.18% 1,040 369 211 Haynesville 257 0.64% 62 0.70% 16 0.43% 361 0 0 STACK 348 0.50% 20 0.43% 17 0.29% 266 60 272 Bakken 588 0.28% 11 0.46% 2 1.09% 209 9 77 Arkoma Stack 438 0.76% 9 0.07% 0 0.00% 99 83 128 Fayetteville 882 0.47% 0 0.00% 0 0.00% 0 0 475 Other4 2,161 0.88% 7 0.55% 10 0.29% 0 0 16 Total 5,682 0.63% 155 0.51% 65 0.32% 1,975 521 1,179 Gross Undeveloped Locations [BAR CHART] [BAR CHART] Note: Inventory based on D&M prepared reserve report as of fiscal YE2021 pro forma for acquisitions and divestitures completed through 6/30/2022 1 As of 6/30/2022 2 Average net interest on Wells in Progress and Permits are internal estimates and subject to confirmation from operator 3 Probables share all technical merits of PUDs but development timing is uncertain. PHX Probables may be PUDs in their respective operator’s reserve report. 4 Other undeveloped inventory is largely comprised of Western Anadarko Assets & Permian Basin PHX MINERALS 7

Continued Replenishment of Drilling Inventory Gross WIP Conversions Fiscal Q3 20221 Net WIP Conversions Fiscal Q3 20221 The majority of conversions were in SCOOP (39 gross wells) and Haynesville (12 gross wells) Note: [BAR CHART] [BAR CHART] 1 WIPs includes wells that are Drilling and DUCs 2 Includes Permits, PROBs, POSS and Contingent 3 Includes wells changed to SI, TA or P&A PHX MINERALS 8

Continued Replenishment of Drilling Inventory Gross WIP Conversions Fiscal 2022 YTD1 [BAR CHART] Net WIP Conversions Fiscal 2022 YTD1 [BAR CHART] New Wells in Progress are replenishing inventory converted to Proved Developed Producing Note: 1 WIPs includes wells that are Drilling and DUCs 2 Includes Permits, PROBs, POSS and Contingent 3 Includes wells changed to SI, TA or P&A PHX MINERALS 9

Acquisition Summary Q1 2021 through Q3 2022 Acquisitions total over $63 million Acquisitions by Basin by Quarter [BAR CHART] • Focused on highest quality rock in the SCOOP and Haynesville plays • Targeting a mix of production, near term development opportunities via wells in progress and additional upside potential under high quality operators • $19.9M in acquisitions in SCOOP and $43.4M in Haynesville since Q1 of 2021 % of Net Wells by Type at end of FYE 2021 YTD ‘22 Acquisition Net Well by Type % of Net Wells by Type at end of Q3 ’22 [BAR CHART] [BAR CHART] [BAR CHART] PHX MINERALS 10

Acquisition History – SCOOP Acquisitions targeting the highest return inventory, controlled by premier operators with solvent balance sheets to ensure continuous development [BAR CHART] SCOOP Acquisitions – Since Q1 2021 Source: Company information and Enverus 1 At time of respective acquisition 2 Map of active rigs as of 6/30/2022 DATE PRICE, $M NRA NET PROD (MCFE/d) 1 GROSS UNDEV/WIPs1 2021 – Q1 2,350 297 110 97/21 2021 – Q3 10,939 2,514 475 589/17 2021 – Q4 169 21 0 59 / 0 2022 – Q1 2,593 392 24 120/3 2022 – Q2 1,798 224 25 177/1 2022 – Q3 2,029 216 11 141/5 Total 19,878 3,664 645 1,183/47 PHX MINERALS 11

Acquisition History - Haynesville Acquisitions targeting concentrated tracts delivering high NRIs with multiple WIPs for near term growth in cash flow and investor returns Haynesville Acquisitions – Since Q1 2021 DATE PRICE, $M NRA NET PROD (MCFE/d) 1 GROSS UNDEV/WIPs1 2021 – Q1 5,658 735 989 45/41 2021 – Q3 2,312 393 17 12/10 2021 – Q4 7,412 851 67 161/8 2022 – Q1 13,425 1,492 217 98/17 2022 – Q2 7,519 601 16 25/6 2022 – Q3 7,097 722 364 106/43 Total 43,423 4,794 1,670 447/125 Source: Company information and Enverus 1 At time of respective acquisition 2 Map of active rigs as of 6/30/2022 [BAR CHART] PHX MINERALS 12

PHX SCOOP Position Net Royalty Acres1 Net Production (MMcfe/d)1 Portfolio Contribution Core NMA2 Prod.1 Key Statistics1 Top Operators5 Permits on File 20 Wells on Production (Gross / Net) 1,008/4.02 Wells in Progress (Gross / Net) 46 / 0.17 Undeveloped Locations3 1,409 Rigs Running on PHX Acreage4 6 Rigs Running Within 2.5 miles of PHX Acreage4 21 Note: 1 As of Quarter ended 6/30/2022 2 Excludes unleased acreage 3 Undeveloped Locations consists of PROB and POSS locations 4 Provided by Enverus as of 6/30/2022 5 As determined by Wells in Progress & Permits [BAR CHART] PHX MINERALS 13

Springboard III Update ▪ Highest resource in-place per DSU in the midcontinent, co-developing the Mississippian Sycamore & the Woodford Shale ▪ Key operators shifting into development mode and drilling multiple wells per DSU ▪ PHX SB III AOI Ownership1: ▪ 2,815 NRA ▪ Gross Wells In Progress2: 16 ▪ Gross Active Permits3: 8 ▪ Gross Active Rigs4: 3 WOODFORD DENSITY UNIT 8 WELLS/DSU CLR NW-SE DENSITY UNIT SYCAMORE DENSITY UNIT(S) 4 WELLS/DSU Recent Well Results CAMINO | BILLY THE KID 0103 29-20-1MXH | SYCAMORE | 0.06% LL 10,154 1st Prod 11/2021 Prop. Intensity 2,627 #/ft Cum. 416 Mboe6 (7 mo.) CAMINO | SUNDANCE KID 0104 26-35MXH | SYCAMORE | 0.27% LL 10,097 1st Prod 7/2021 Prop. Intensity 2,761 #/ft Cum. 447 Mboe6 (10 mo.) CONTINENTAL | EMPIRE 1-17-20XHW | WOODFORD | 1.38% LL 9,477’ 1st Prod 11/2021 Prop. Intensity 2,507 #/ft Cum. 207 Mboe6 (6 mo.) CONTINENTAL | BOWERY 1-16-21 MH | SYCAMORE | 0.42% LL 10,217' 1st Prod 11/2021 Prop. Intensity 2,511 #/ft Cum. 459 Mboe6 (6 mo.) Source: Company info and Enverus 1 As of 6/30/2022 2 WIPs includes wells that are Drilling and DUCs 3 Active natural gas and oil horizontal permits filed 4 Data from Enverus as of 6/30/2022 [BAR CHART] PHX MINERALS 14

SCOOP Springboard Plays ▪ Springboard III, just like Springboard IV (Core SCOOP), has >3X the hydrocarbons in-place compared to the MERGE ▪ Sycamore & Woodford produces super-rich gas (~1,350 BTU) with minimal produced water SCOOP SpringBoard IV 515’ Thick SCOOP SpringBoard III 755’ Thick MERGE 277’ Thick SYCAMORE WOODFORD SHALE PHX SpringBoard III Base Case1 Winerack 4 wells / unit 6 wells / unit 50 Woodford Gross Thickness 400 Note: 1 PHX internally created a base case development plan using internal expertise to select undrilled inventory on a section by section basis [BAR CHART] PHX MINERALS 15

PHX Haynesville Position Net Royalty Acres1 Net Production (MMcfe/d)1 Portfolio Contribution Prod.1 Core NMA2 Key Statistics1 Top Operators5 Permits on File 16 Wells on Production (Gross / Net) 257 / 1.65 Wells in Progress (Gross / Net) 62/0.43 Undeveloped Locations3 361 Rigs Running on PHX Acreage4 12 Rigs Running Within 2.5 miles of PHX Acreage4 36 [COMPANY LOGO] [COMPANY LOGO] [COMPANY LOGO] Blue Dome Operating LLC Note: 1 As of Quarter Ended 6/30/2022 2 Excludes unleased acreage 3 Undeveloped Locations consists of PROB and POSS locations 4 Provided by Enverus as of 6/30/2022 5 As determined by Wells in Progress & Permits [BAR CHART] PHX MINERALS 16

North Haynesville Update

- Operators are drilling 3-5 wells per unit, and a positive indication of near term volumes and cashflows
- Since 2019, core development areas have been extended as new completion designs have lowered breakevens
- Key Operators: Blue Dome, Trinity, Rockcliff, Aethon, Comstock, Paloma and Chesapeake
- PHX North HSVL AOI Ownership[1]:
  - 3,261 NRA
- Gross Wells In Progress[2]: 38
- Gross Active Permits[3]: 10
- Gross Active Rigs[4]: 24

PHX New High NRI Units

TRINITY OPERATING | SL HEROLD 23-14H 003-ALT

1st Prod	3/2022	PHX NRI[5]	0.41%
AVG IP24	30.6 Mmcf/d	Trinity's 1st IP > 30 MMcf/d	
AVG LL	9,859'		

TRINITY OPERATING | BLOUNT 23-26-35 UNIT | 3 WELLS

1st Prod	11/2021 – 5 Months	PHX NRI[5]	0.36%
AVG IP	21,429 Mmcf/d	AVG CUM	2.3 BCF
AVG LL	10,061'	AVG CUM/FT	228 MCF/FT

BLUE DOME | PINEHILLS DSU | 4 WELLS

1st Prod	1/2022 – 5 Months	PHX NRI	4.53%
AVG IP24	21.5 Mmcf/d	AVG CUM	2.3 BCF
AVG LL	9,902'	AVG CUM/FT	232 MCF/FT

PALOMA | BAREMORE EST 11H 001 & 002-ALT | 2 WELLS

1st Prod	12/2021 – 11 Months	PHX NRI	3.40%
AVG IP24	26.5 Mmcf/d	AVG CUM	3.8 BCF
AVG LL	4,577'	AVG CUM/FT	830 MCF/FT


Rig
Permits
WIPs
1st Prod TTM
Spud or Completed
HSVL AOI
PHX Owner
TX
LA
Harrison
Caddo
Panola
De Soto
Red Ri
T18N R16W
T18N R15W
T18N R14W
T18N R13W
T17N R16W
T17N R15W
T17N R14W
T17N R13W
T17N R12W
T16N R16W
T16N R15W
T16N R14W
T16N R12W
T15N R16W
T15N R15W
T15N R14W
T15N R13W
T15N R12W
T14N R16W
T14N R15W
T14N R14W
T14N R13W
T14N R12W
T13N

Source: Company info and Enverus
1 As of 6/30/2022
2 WIPs includes wells that are Drilling and DUCs
3 Active natural gas and oil horizontal permits filed
4 Data from Enverus as of 6/30/2022
5 NRIs are internal estimates and subject to confirmation from operator

PHX MINERALS

17

Royalty Cash Flow Driving Shareholder Value Oil & Gas Sales and Realized Price [BAR CHART] Adjusted EBITDA1 [BAR CHART] Adjusted Pre-tax NI2 [BAR CHART] Return on Capital Employed3 [BAR CHART] Source: Company filings 1 Calculated as net income excluding non-cash gain/loss on derivatives, income tax expense, interest expense, DD&A, non-cash impairments, non-cash G&A, gain(losses) on asset sales and cash receipts from/payments on off-market derivatives. 2 Pre-tax net income adjusted to exclude unrealized gain on derivatives, non-cash impairments, cash receipts from/payments on off-market derivatives and gains(losses) on asset sales. 3 Annualized EBIT excluding non-cash gain/loss on derivatives, non-cash impairments, non-cash G&A, cash receipts from/payments on off-market derivatives and gain(losses) on asset sales divided by average debt and equity during the quarter. PHX MINERALS 18

Stable Balance Sheet & Ample Liquidity Total Debt [BAR CHART] Percentage Drawn on Credit Facility Advanced Rate [BAR CHART] Debt/Adjusted EBITDA1 (TTM) [BAR CHART] Liquidity2 [BAR CHART] Source: Company filings 1 See prior page. 2 Calculated as working capital (current assets less current liabilities excluding current derivatives) plus availability on the borrowing base. PHX MINERALS 19

PHX – Long Term Outlook Royalty volume growth underpinned by conversions of high NRI locations primarily in the Haynesville and the SCOOP plays Projected Royalty Volume [BAR CHART] Gross Wells Converted to PDP 2020 2021 2022 2023 2024 246 148 ~274 ~206 ~218 Note: 1 Key Assumption: $35 - $40 million of additional mineral acquisitions through 2024 with similar profiles to transactions completed over last 24 months (by reserve value: 1/3 PDP, 1/3 WIP, and 1/3 Probable) PHX MINERALS 20

PHX – Long Term Outlook

PHX's growth strategy has the potential to significantly increase its operating cash flow to over $40 million annually by Fiscal Year 2024; representing a 100% increase from the current run rate

- Majority of projected volumes from development wells already identified by operators
- Hedged volumes protect downside of commodity prices
- No significant associated cost commitments aside from G&A as a mineral owner

2024 & 2025 Annual Operating Cash Flow Sensitivity

WTI ($/bbl)	NYMEX Natural Gas ($/mcf) $4.00	NYMEX Natural Gas ($/mcf) $6.00
$65	~$30 Million	~$50 Million
$100	~$40 Million	~$60 Million

- Key Assumptions:
  - 206 and 218 gross wells converted to PDP in Fiscal 2023 and 2024 respectively
  - Leverage remains constant at ~1.00x Debt/ EBITDA
  - $35 - $40 million of additional mineral acquisitions through 2024 with similar profiles to transactions completed over last 24 months (by reserve value: 1/3 PDP, 1/3 WIP, and 1/3 Probable)

PHX MINERALS

21

Reconciliation of Non-GAAP Financial Measures

($ in millions)	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2018	Year Ended Sept. 30 2019	Year Ended Sept. 30 2020	Year Ended Sept. 30 2021
Net Income	$3.5	$14.6	($40.7)	($24.0)	($6.2)
(+) Unrealized Gain on Derivatives	(0.9)	3.9	(5.9)	3.2	4.3
(+) Income Tax Expense	0.7	(12.7)	(13.5)	(8.3)	(0.7)
(+) Interest Expense	1.3	1.7	2.0	1.3	1.0
(+) DD&A	18.4	18.4	18.2	11.3	7.7
(+) Impairment	0.7	0.0	76.8	29.9	0.1
(+) Cash Receipts from/Payments on Off-Market Derivatives	0.0	0.0	0.0	0.0	8.8
(+) Restricted Stock and Deferred Director's Exp	1.0	1.0	1.0	1.0	1.0
(-) Gains (Losses) on Asset Sales	(0.1)	(0.7)	18.7	4.0	0.3
Adjusted EBITDA	$24.6	$27.6	$19.2	$10.4	$15.7
(-) Interest Expense	1.3	1.7	2.0	1.3	1.0
Discretionary Cash Flow	$23.3	$25.9	$17.2	$9.1	$14.7

			3 Months Ended		
($ in millions)	June 30, 2021	Sept. 30, 2021	Dec. 31, 2021	Mar.31, 2022	Jun.30, 2022
Net Income	($1.4)	($3.8)	$6.7	($4.0)	$8.6
(+) Unrealized Gain on Derivatives	4.5	(3.1)	(4.6)	11.8	(3.3)
(+) Income Tax Expense	(0.8)	0.4	0.8	0.0	1.0
(+) Interest Expense	0.2	0.2	0.2	0.2	0.3
(+) DD&A	2.1	1.6	1.6	2.1	2.0
(+) Impairment	0.0	0.0	0.0	0.0	0.0
(+) Cash Receipts from/Payments on Off-Market Derivatives	0.0	8.8	(2.7)	(2.5)	(1.3)
(+) Restricted Stock and Deferred Director's Exp	0.3	0.3	0.3	0.5	0.6
(-) Gains (Losses) on Asset Sales	0.0	0.2	(2.1)	2.3	0.7
Adjusted EBITDA	$4.9	$4.2	$4.4	$5.8	$7.2
(-) Interest Expense	0.2	0.2	0.2	0.2	0.3
Discretionary Cash Flow	$4.7	$4.0	$4.2	$5.6	$6.9

Source: Company Filings

PHX MINERALS

22

Hedge Position as of August 8, 2022 Hedging Program Reduces Risk, Protects Returns Trades Entered into since 1/1/22 Date Entered Product Contract Type Volume Contract Length Price 02/24/22 Natural Gas Swap 20,000 mmbtu/Month April – Oct ’23$3.58 04/13/22 Natural Gas Collar 20,000 mmbtu/Month Jan – March ’23$6.00 x $10.0004/18/22 Natural Gas Collar 40,000 mmbtu/Month Jan – March ’23$6.00 x $14.5005/03/22 Natural Gas Collar 35,000 mmbtu/Month Jul’22 – March ‘23$6.00 x $12.4001/12/22 OilSwap 750 bbls/Month Calendar 2023$70.05 02/24/22 OilSwap 1,500 bbls/Month Calendar 2023$80.80 03/07/22 OilSwap 1,000 bbls/Month Sep – Dec ‘22$94.49 05/03/22 OilCollar 2,500 bbls/Month Jan – June ‘23$75.00 x $96.00 08/04/22 OilSwap 1,000 bbls/Month Apr – Dec ’23$80.74 Gas Swaps Gas Collars Total Gas Protection Oil SwapsOil Collars Total Oil Protection Volume Price Volume Floor Ceiling Volume Volume Price Volume Floor Ceiling Volume 4Q'22 250,000 $ 3.01 135,000 $ 4.15 $ 6.53 385,000 19,000 $ 46.89 - $ - $ - 19,000 Fiscal'22 250,000 $ 3.01 135,000 $ 4.15 $ 6.53 385,000 19,000 $ 46.89 - $ - $ - 19,000 1Q'23 700,000 $ 3.02 380,000 $ 4.19 $ 6.69 1,080,000 30,000 $ 49.27 - $ - $ - 30,000 2Q'23 560,000 $ 3.24 390,000 $ 5.25 $ 10.53 950,000 14,250 $ 71.38 7,500 $ 75.00 $ 96.00 21,750 3Q'23 420,000 $ 3.43 60,000 $ 3.00 $ 4.70 480,000 11,250 $ 73.35 7,500 $ 75.00 $ 96.00 18,750 4Q'23 420,000 $ 3.43 60,000 $ 3.00 $ 4.70 480,000 11,250 $ 73.35 - $ - $ - 11,25 Fiscal'23 2,100,000 $ 3.24 890,000 $ 4.49 $ 8.10 2,990,000 72,750 $ 63.65 15,000 $ 75.00 $ 96.00 87,750 Fiscal’24 380,000 $ 3.41 60,000 $ 3.00 $ 4.70 440,000 14,250 $ 74.91 - $ - $ -14,250 PHX MINERALS Note: 1 Gas hedge prices are in $/Mcf and Oil hedge prices are in $/bbl 23

Why Invest in PHX? 1 Strategy of growth via accretive mineral acquisitions 2Growth underpinned by complete technical evaluation 3 Attractive valuation relative to mineral focused peer group 4 Highly fragmented mineral ownership generates ample acquisition opportunity 5 Seasoned management and technical team PHX MINERLS 24

PHX MINERLS Appendix 25

Natural Gas – Demand Natural Gas Electrical Generation2 (BAR Chart ) • US natural gas demand is expected to increase by over 10 Bcf/d by 2025 • Industrial demand has been strong, up roughly 1.5 bcf/d year over year • Long-term natural gas price support from continued capital discipline in the sector, increased demand from power generation and industrial demand PHX MINERALS Source: 1 Company announcements and public data 2 EIA 26

Natural Gas – LNG LNG Export Schedule1 Export Capacity BCF/d Natural Gas Supply Prices Lower 48 Onshore Premium NG Pricing2 (BAR chart) Surging LNG Demand • Current LNG export capacity is fully utilized • Additional capacity of 4.4 Bcf/d is currently under construction and is expected to come online by 2025 • LNG provides producers the opportunity to supply gas to premium markets across the globe • Due to strong power generation demand Natural Gas has made a significant recovery from the 6/30 low despite losing ~2 bcf/d of feed gas demand in the Freeport LNG outage PHX MINERALS Source: 1 Company announcements and public data 2 EIA 27

Haynesville – Historical and Future Development Lower 48 Total US Onshore Production Haynesville Dry Gas Production Haynesville Wells/Year Historical & Forecast Historical & Forecast (BAR CHART) Key Points ▪ In 2021, natural gas production in the Haynesville region in Louisiana and Texas grew by 1.4 Bcf/d to 13.2 Bcf/d ▪ Bigger fracs have decreased inventory risk across the play and added years of additional inventory life to the play ▪ Enverus is forecasting Haynesville growth to ease in 2023-2024 due to a slowdown in new LNG facilities before accelerating again in 2025 when those LNG developments are expected to come online PHX MINERALS Source: Company information, EIA and Enverus as of 6/30/2022 28

Bakken/Three Forks Position Net Royalty Acres1 Net Production (MMcfe/d)1 Core NMA2 Prod.1 Portfolio (BAR CHART) Contribution 4% 4% 96%96% Permits on File 2 Wells on Production (Gross / Net) 588/1.67 Wells in Progress (Gross / Net) 11/0.1 Undeveloped Locations3 218 Rigs Running on PHX Acreage4 3 Rigs Running Within 2.5 miles of PHX Acreage4 6 PHX MINERALS Note: 1 As of Quarter ended 6/30/2022 2 Excludes unleased acreage 3 Undeveloped Locations consists of PROB and POSS locations 4 Provided by Enverus as of 6/30/2022 5 As determined by Wells in Progress & Permits 29

Stack Position Net Royalty Acres1 Net Production (MMcfe/d)1 Portfolio Contribution Core NMA2 Prod.1 Key Statistics1 Top Operators5 Permits on File 17 Wells on Production (Gross / Net) 348/1.7 Wells in Progress (Gross / Net) 20/0.1 Undeveloped Locations3 326 Rigs Running on PHX Acreage4 2 Rigs Running Within 2.5 miles of PHX Acreage4 20 Note: 1 As of Quarter ended 6/30/2022 2 Excludes unleased acreage 3 Undeveloped Locations consists of PROB and POSS locations 4 Provided by Enverus as of 6/30/2022 5 As determined by Wells in Progress & Permits [ BAR CHART] [ BAR CHART] Devon CAMINO Ovintiv REVOLUTION RESOURCES PHX MINERALS 30

Arkoma Stack Position Net Royalty Acres1 Net Production (MMcfe/d)1 Portfolio Contribution Core NMA2 Prod.1 Key Statistics1 Top Operators5 Permits on File 0 Wells on Production (Gross / Net) 438/3.3 Wells in Progress (Gross / Net) 9/0.01 Undeveloped Locations3 182 Rigs Running on PHX Acreage4 0 Rigs Running Within 2.5 miles of PHX Acreage4 4 TRINITY OPERATING alyx nergy III, LLC Note: 1 As of Quarter ended 6/30/2022 2 Excludes unleased acreage 3 Undeveloped Locations consists of PROB and POSS locations 4 Provided by Enverus as of 6/30/2022 5 As determined by Wells in Progress & Permits [ BAR CHART] [ BAR CHART] PHX MINERALS 31

Fayetteville Position Net Royalty Acres1 Net Production (MMcfe/d)1 Key Statistics1 Top Operators5 Permits on File 0 Wells on Production (Gross / Net) 882/4.1 Wells in Progress (Gross / Net) 0.0/0.0 Undeveloped Locations3 0 Rigs Running on PHX Acreage4 0 Rigs Running Within 2.5 miles of PHX Acreage4 0 Portfolio Contribution Core NMA2 Prod.1 FLYWHEEL ENERGY XTO ENERGY M MERIT ENERGY [ BAR CHART] [ BAR CHART] PHX MINERALS 32

Working Interest Wellbore Divestment Progress WI Wells Divested by Quarter Remaining WI Wellbores Cumulative WI Wellbores Divested [ BAR CHART] PHX MINERALS 33

Company Leadership

Management Team	Title	Years with Company	Experience
Chad Stephens	CEO and Board Director	5	• CEO for PHX since 2019 • SVP –Corporate Development of Range Resources for 20 years until retiring in 2018 • B.A. in Finance and Land Management from University of Texas
Ralph D'Amico	CFO	3	• CFO for PHX since 2020 • 20 years of investment banking experience • Bachelor's in Finance from University of Maryland; MBA from George Washington University
Chad True	V.P. of Accounting	2	• 13 years of accounting experience • Audit and accounting positions with Grant Thornton LP, Tiptop Oil & Gas and Wexford Capital LP • B.S. and Masters in Accounting from Oklahoma State University
Danielle Mezo	V.P. of Engineering	2	• >10 years reservoir engineer experience • Reservoir engineer, acquisitions, and corporate planning positions at SandRidge Energy • B.S. in Petroleum Engineering from University of Oklahoma and licensed Professional Engineer
Carl Vandervoort	Director of Geology	1	• >14 years experience, recently managed a buy-side consulting company for private equity groups and portfolio companies • Exploration Manager for Zenergy, Inc., an Apollo Management portfolio company • B.S. in Chemistry from University of Texas; M.S. in Geophysics at University of Oklahoma
Kenna Clapp	Director of Land	2	• 10 years of land experience • Various land positions with Chesapeake Energy in Haynesville, Eagleford, Mid-Continent and Barnett shales • B.S. in Accounting and Finance from Oklahoma State University; JD from Oklahoma City University

Board of Directors	Title	Years with Company	Experience
Mark T. Behrman	Lead Independent Director	5	• CEO of LSB Industries, Inc. since 2018 • Managing Director and Head of Investment Banking of the Industrial and Energy Practices of Sterne Agee from 2007 to 2014 • MBA in Finance from Hofstra University and B.S. in Accounting, Minor in Finance from Binghamton University
Glen A. Brown	Director	1	• SVP – Exploration for Continental Resources from 2015 through 2017 • Exploration manager for EOG Resources Midcontinent from 1991 through 2003 • Bachelor's in Geology from State University of New York; Master's in Geology from New Mexico State University in Las Cruces
Lee M. Canaan	Director	7	• Founder and portfolio manager of Braeburn Capital Partners, LLC • Board member for EQT Corporation and Aethon Energy, LLC • Bachelor's in Geological Sciences from USC, Master's in Geophysics from UT-Austin, and MBA in Finance from Wharton
Peter B. Delaney	Director	4	• Principal with Tequesta Capital Partners since 2016 • Chairman and CEO of OGE Energy Corporation from 2007 through 2015
Steven L. Packenbush	Director	1	• Founder and partner in Elevar Partners, LLC • President of Koch Ag & Energy Solutions upon his retirement in 2018 after 30 years with the company • Bachelor's in agricultural economics from Kansas State
John H. Pinkerton	Director	1	• CEO of Range Resources Corporation from 1992 through 2012 • Executive Chairman and Chairman of Board of Directors for Encino Energy from 2017 through 2022 • B.A. in Business Administration from Texas Christian University; Master's from the University of Texas at Arlington

PHX MINERALS

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